                               George S. Goldberg
                          Certified Public Accountant



To the Stockholders
Innovative Business Micros, Inc.

I have audited the accompanying balance sheet of Innovative Business Micros, Inc. as of September 30, 1995 and 1994 and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financials statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Innovative Business Micros, Inc. as of September 30, 1995 and 1994 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                              George S. Goldberg

                           Certified Public Accountant


Roslyn Heights, New York
December 12, 1995

                        Innovative Business Micros, Inc.
                                 Balance Sheet
                          September 30, 1995 and 1994


                                               1995                1994
                                           ------------        ------------

ASSETS

Current Assets
     Cash                                  $  477,633           $    9,612
     Accounts receivable, net               2,787,683            2,571,996
     Inventories                              288,415              213,530
     Other assets                               9,646                2,459
                                           ----------           ----------
          Total current assets              3,563,377            2,797,597
                                           ----------           ----------

Property and equipment, net                    94,131               60,130
Other assets                                   17,445               15,480
                                           ----------            ---------
                                           $3,674,953           $2,873,207
                                           ==========           ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Accounts payable                      $2,097,341            $1,341,094
     Accrued expenses                         384,294               347,141
                                           ----------            ----------
          Total current liabilities         2,481,635             1,688,235

Notes payable - shareholders                  522,045               610,000
                                           ----------            ----------
          Total liabilities                 3,003,680             2,298,235

Stockholders' equity
     Common stock of no par value              60,000                60,000
     Additional paid-in capital               108,100               108,100
     Retained earnings                        503,173               406,872
                                            ---------             ---------
          Total stockholders' equity          671,273               574,972
                                           ----------            ----------
 TOTAL LIABILITIES & STOCKHOLDERS' EQUITY  $3,674,953            $2,873,207
                                           ==========            ==========





                             See accompanying notes

                        Innovative Business Micros, Inc.
                            Statement of Operations
                 For the year Ended September 30, 1995 and 1994



                                              1995                1994
                                           -----------         -----------

Net sales                                  $18,194,799         $18,386,621

Cost of sales                               16,379,241          16,414,593
                                           -----------         -----------
Gross profit                                 1,815,558           1,972,028
                                           -----------         -----------
Operating expenses
     General & administrative                1,565,192           1,050,891
     Selling                                   105,541             824,752
                                           -----------         -----------
          Total operating expense            1,670,733           1,875,643
                                           -----------         -----------
Income from operations                         144,825              96,385
                                           -----------         -----------
Other income
     Interest income                             8,236              16,708
     Other income                                7,772              31,969
                                           -----------         -----------
          Total other (expense) income          16,008              48,677
                                           -----------         -----------
Income before taxes                            160,833             145,062

Provision for income taxes                      64,532              61,250
                                           -----------         -----------
Net income                                 $    96,301         $    83,812
                                           ===========         ===========














                             See accompanying notes

                        Innovative Business Micro, Inc.
                            Statements of Cash Flows
                 For the Years Ended September 30, 1995 and 1994


                                              1995                1994
                                           -----------         -----------

Cash Flows From Operating Activities

     Net income from operations            $  96,301           $  83,812

     Noncash item included in net income

Depreciation and amortization                 17,349              11,922

     Changes in:
          Accounts receivable                216,364            (132,255)
          Merchandise inventory               74,885             (46,351)
          Prepaid expenses                     6,511              (4,380)
          Deposits                             1,965               2,000
          Franchise fee                         --                 5,000
          Accounts payable                  (633,651)            586,009
          Customer credit balances           (33,875)             43,383
          Accrued liabilities               (125,873)             47,431
                                           ---------           ---------
          Total adjustment                  (511,023)            488,915
                                           ---------           ---------
             Net Cash Provided By
              (Used By) Operating
               Activities                    607,324            (405,103)

Cash Flows From Investing Activities

     Capital expenditures                     51,349               3,800
                                           ---------           ---------
             Net Cash Provided By
               (Used By) Investing
               Activities                     51,349               3,800

Cash Flows From Financing Activities

     Borrowings                              (87,955)            365,000
                                           ---------           ---------
            Net Cash Provided By
               (Used By) Financing
               Activities                    (87,955)            365,000
                                           ---------           ---------
Net Increase (Decrease) In Cash              468,020             (43,903)

Cash at Beginning of Year                      9,612              53,515
                                           ---------           ---------
Cash at End of Year                        $ 477,632           $   9,612
                                           =========           =========


                             See accompanying notes

                        Innovative Business Micros, Inc.
                         Notes to Financial Statements
                               September 30, 1995



Note 1:   General and Accounting Policies
          -------------------------------

Innovative Business Micros, Inc. was incorporated under the laws of the State of New York on February 1, 1986 and began its operations on June 1, 1987.

Principal Business Activity:
The company operates in one industry segment and is engaged primarily in the sale of computer hardware and software to businesses, and professional health care facilities. The Company also provides its customers with a full spectrum of computer services and technical support; revenues derived from such services are insignificant.

Inventories:
Inventories are stated at the lower of cost or market using the first-in, first-out method. Inventories consist of microcomputer hardware, software and related peripherals and accessories.

Property and Equipment:
Property and equipment are carried at cost. When assets are sold or retired the cost and related accumulation of depreciation are eliminated from the accounts, and any gain or loss is reflected in income for the period. the cost of maintenance and repairs is charged to expense as incurred; significant renewals and replacements which substantially extend the lives of the assets are capitalized.
Depreciation is computed on accelerated methods over useful lives ranging from 5 to 7 years. Leasehold improvements are amortized over the shorter of the useful life of the improvements or the life of the related lease.

Revenue Recognition:
The Company recognizes revenue at the time products are shipped to its customers, or when sales are made on a "cash and carry" basis.

Note 2:   Other Financial Information
          ---------------------------

Accounts Receivables:
Accounts receivable, net at September 30, 1995 consists of the following:

     Trade receivables                       $2,802,183
     Less allowance for doubtful accounts        14,500
                                             ----------
     Net receivables                         $2,787,683
                                             ==========

Property and Equipment:

Property and equipment are carried at cost and consist of the following at September 30, 1995:


     Automotive equipment                         $103,586
     Furniture and fixture                          36,857
     Leasehold improvements                         31,334
     Machinery and equipment                        17,076
                                                  --------
                                                   188,853
          Less accumulated depreciation
           and amortization                         94,722
                                                  --------
     Total                                        $ 94,131
                                                  ========

Line of Credit:

To accommodate the Company's financial needs for inventory financing, the Company has in place credit lines with Deutsche Financial Services and IBM Corporation ($1,500,000 and $250,000 respectively). IBM Corporation has temporarily increased the credit line to $500,000. At September 30, 1995, the indebtedness was as follows:

     Deutsche Financial Services                  $1,184,716
     IBM Corporation                                 107,546
                                                  ----------
     Total lines of credit                        $1,292,262
                                                  ==========
Related Party Transactions:
Sales: During the normal course of business, the Company sells to other entities owned by relatives of former shareholders of Micro Computer Store, Inc.
(MCS) and Sun Computers and Software, Inc. (SCSI). MCS and SCSI were merged into Hillside Bedding, Inc. a publicly held corporation. Sales to these related parties for the two years ended September 30, 1995 were $3,080 and $6,816 respectively. As of September 30, 1995, the Company is due from SCSI the amount of $4,154.

Purchaser: During the normal course of business, the Company buys from other entities owned by relatives of former shareholders of MCS and SCSI. Purchases from these related parties amounted to $104,444 and $363,772 respectively for the two years ended September 30, 1995. As of September 30, 1995 and 1994, the Company was indebted to MCS and SCSI in the amount of $10,776 and $1,466, respectively.

                               George S. Goldberg
                           Certified Public Accountant


To the Board of Directors and Stockholders
Innovative Business Micros, Inc.
Hauppauge, New York

I have audited the accompanying balance sheets of Innovative Business Micros, Inc. as of September 30, 1994 and 1993 and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Innovative Business Micros, Inc. as of September 30, 1994 and 1993 and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




                                                   /s/ George S. Goldberg

                                                   George S. Goldberg
                                                   Certified Public Accountant



Roslyn Heights, New York
January 12, 1995

                        Innovative Business Micros, Inc.
                                  Balance Sheet
                           September 30, 1994 and 1993


                                                            1994         1993
                                                         ----------   ----------

ASSETS

Current Assets
     Cash                                                $    9,612   $   53,515
     Accounts receivable, net                             2,571,996    2,704,251
     Inventories                                            213,530      259,881
     Other assets                                             2,459        6,839
                                                         ----------   ----------
          Total currrent assets                           2,797,597    3,024,486
                                                         ----------   ----------

Property and equipment, net                                  60,130       68,253

Other assets                                                 15,480        8,480
                                                         ----------   ----------

TOTAL ASSETS                                             $2,873,207   $3,101,219
                                                         ==========   ==========


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
     Accounts payable                                    $1,341,094   $1,970,486
     Accrued expenses                                       347,141      394,573
                                                         ----------   ----------

          Total current liabilities                       1,688,235    2,365,059

Notes payable - shareholders                                610,000      245,000
                                                         ----------   ----------

          Total liabilities                               2,298,235    2,610,059

Stockholders' equity
     Common stock of no par value                            60,000       60,000
     Additional paid-in capital                             108,100      108,100
     Retained earnings                                      406,872      323,060
                                                         ----------   ----------

          Total stockholders' equity                        574,972      491,160
                                                         ----------   ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                 $2,873,207   $3,101,219
                                                         ==========   ==========









                             See accompanying notes

                        Innovative Business Micros, Inc.
                             Statement of Operations
                 For the Year Ended September 30, 1994 and 1993


                                                        1994             1993
                                                     -----------     -----------
Net sales                                            $18,386,621     $10,590,098
Cost of sales                                         16,414,593       9,044,985
                                                     -----------     -----------
Gross profit                                           1,972,028       1,545,113
                                                     -----------     -----------
Operating expenses
     General & administrative                          1,050,891         849,809
     Selling                                             824,752         576,478
                                                     -----------     -----------
          Total operating expenses                     1,875,643       1,426,287
                                                     -----------     -----------
Income from operations                                    96,385         118,826
                                                     -----------     -----------
Other income
     Interest income                                      16,708           1,834
     Other income                                         31,969           1,612
                                                     -----------     -----------
          Total other (expense) income                    48,677           3,446
                                                     -----------     -----------
Income before taxes                                      145,062         122,272
Provision for income taxes                                61,250          40,325
                                                     -----------     -----------
Net income                                           $    83,812     $    81,947
                                                     ===========     ===========




                             See accompanying notes

                        Innovative Business Micros, Inc.
                             Statement of Cash Flows
                 For the Year Ended September 30, 1994 and 1993



                                                        1994            1993
                                                    -----------     -----------
Cash Flows From Operating Activities
  Net income from operations                        $    83,812     $    81,947
  Noncash items included in net income
Depreciation and amortization                            11,922          36,048
   Changes in:
         Accounts receivable                           (132,255)      2,149,180
         Merchandise inventory                          (46,351)        139,550
         Prepaid expenses                                (4,380)          3,878
         Deposits                                         2,000           6,040
         Franchise fee                                    5,000             --
         Accounts payable                               586,009      (1,789,118)
         Customer credit balances                        43,383         (31,291)
         Accrued liabilities                             47,431        (299,307)
                                                    -----------     -----------
         Total adjustment                               488,915         142,884
                                                    -----------     -----------
              Net Cash Provided By (Used By)
                Operating Activities                   (405,103)        (60,937)
Cash Flows From Investing Activities
  Capital expenditures                                    3,800          40,044
                                                    -----------     -----------
     Net Cash Provided By (Used By)
     Investing Activities                                 3,800          40,044
Cash Flows From Financing Activities

  Borrowings                                            365,000          29,600
                                                    -----------     -----------
        Net Cash Provided By (Used By)
          Financing Activities                          365,000          29,600
                                                    -----------     -----------
Net Increase (Decrease) In Cash                         (43,903)        (71,381)
Cash at Beginning of Year                                53,515         124,896
                                                    -----------     -----------
Cash at End of Year                                 $     9,612     $    53,515
                                                    ===========     ===========






                             See accompanying notes
                                                                            F-10

                        Innovative Business Micros, Inc.
                          Notes to Financial Statements
                           September 30, 1994 and 1993



Note 1:  General and Accounting Policies

Innovative Business Micros, Inc. was incorporated under the laws of the State of New York on February 1, 1986 and began its operations on June 1, 1987.

Principal Business Activity:

The Company operates in one industry segment and is engaged primarily in the sale of computer hardware and software to businesses and professional health care facilities. The Company also provides its customers with a full spectrum of computer services and technical support; revenues derived from such services are insignificant.

Inventories:

Inventories are stated at the lower of cost or market using the first-in, first-out method. Inventories consist of microcomputer hardware, software and related peripherals and accessories.

Property and Equipment:

Property and equipment are carried at cost. When assets are sold or returned, the cost and related accumulation of depreciation are eliminated from the accounts, and any gain or loss is reflected in income for the period. The cost of maintenance and repairs is changed to expense as incurred; significant renewals and replacements which substantially extend the lives of the assets are capitalized.

Depreciation is computed on accelerated methods over useful lives ranging from 5 to 7 years. Leasehold improvements are amortized over the shorter of the useful life of the improvements or the life of the related lease.

Revenue Recognition:

The Company recognizes revenue at the time products are shipped to its customers, or when sales are made on a "cash and carry" basis.

Note 2:  Other Financial Information

Accounts Receivable:

The Company's trade accounts receivable at September 30, are detailed as follows:

                                                      1994               1993
                                                      ----               ----

             Current                               $1,133,903         $1,817,106
             Over 30 days                             935,411            648,624
             Over 60 days                             277,499            187,838
             Over 90 days                              62,563             21,719
             Over 120 days                            162,620             24,749
                                                   ----------         ----------
                    Totals                         $2,571,996         $2,700,036
                                                   ==========         ==========

Property and Equipment:

Property and equipment are carried at cost and consists of the following at September 30,

                                              1994              1993
                                              ----              ----

       Automotive equipment                 $ 69,395          $   -.-
       Furniture and fixture                  39,974            25,569
       Leasehold improvements                108,134           108,134
                                            --------          --------
                                             217,503           133,703
                                            ========          ========

       Less: accumulated depreciation
                       and amortization      157,373            65,451
                                            --------          --------
       Total                                $ 60,130          $ 68,253
                                            ========          ========

Line of Credit:

To accommodate the Company's financial needs for inventory financing, the Company has in place credit lines with ITT Commercial Finance and IBM Corporation ($1,500,000 and $250,000 respectively).

Commitments:

The Company occupies its offices and warehouse facilities at 90 Adams Avenue, Hauppauge, New York under a non-cancelable operating lease for a term of five years and fifteen days expiring February 15, 1998.

The lease commitment is as follows:

        Fiscal year ended September 30, 1995          $  36,917
                          September 30, 1996             38,656
                          September 30, 1997             40,580
                          September 30, 1998             13,745
                                                      ---------
                                                      $ 129,798
                                                      =========

Related Party Transactions:

During the normal course of business, the Company sells to and buys from other entities owned by relatives of former shareholders of Micro Computer Store, Inc. and Sun Computers and Software, Inc. Micro Computer Store, Inc. (MCS) and Sun Computers and Software, Inc. (SCSI) were merged into Hillside Bedding, Inc., a publicly held corporation. Sales to these related parties for the year ended September 30, 1993 were $11,449 and $45,681, respectively. Purchases from same were $29,804 and $395,160, respectively. As of September 30, 1993 the Company was due from SCSI the amount of $1,952, and was indebted to MCS and SCSI in the amount of $47,842 and $125,308, respectively.